Exhibit 24 to 2001 10-K

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                             /s/ John F. Barrett
                                             -------------------
                                             John F. Barrett
                                             Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 27th day of February, 2002.


                                           /s/ Judith G. Boynton
                                           ---------------------
                                           Judith G. Boynton
                                           Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                               /s/ Gary C. Butler
                                               ------------------
                                               Gary C. Butler
                                               Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                           /s/ David B. Dillon
                                           -------------------
                                           David B. Dillon
                                           Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                          /s/ Eric C. Fast
                                          ----------------
                                          Eric C. Fast
                                          Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                           /s/ Joseph E. Gibbs
                                           -------------------
                                           Joseph E. Gibbs
                                           Director

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is an officer of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr and Steven G. Rolls, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                     /s/ William H. Hawkins II
                                     -------------------------
                                     William H. Hawkins II
                                     General Counsel and Secretary

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                              /s/ Roger L. Howe
                                              -----------------
                                              Roger L. Howe
                                              Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.

                                            /s/ Steven C. Mason
                                            -------------------
                                            Steven C. Mason
                                            Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                            /s/ Philip A. Odeen
                                            -------------------
                                            Philip A. Odeen
                                            Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                            /s/ James F. Orr
                                            ----------------
                                            James F. Orr
                                            Director

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                          /s/ Sidney A. Ribeau
                                          --------------------
                                          Sidney A. Ribeau
                                          Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is an officer of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                        /s/ Steven G. Rolls
                                        -------------------
                                        Steven G. Rolls
                                        Chief Financial Officer

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                           /s/ Brian H. Rowe
                                           -----------------
                                           Brian H. Rowe
                                           Director

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is an officer of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                       /s/ Andre S. Valentine
                                       ----------------------
                                       Andre S. Valentine
                                       Vice President and Controller

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2002.


                                           /s/ James M. Zimmerman
                                           ----------------------
                                           James M. Zimmerman
                                           Director